Exhibit 10.1

IMEDIA BRANDS, INC.

Loan Agreement

This Loan Agreement (the “Agreement”) dated as of April 10, 2023 is made and entered into by and among iMedia Brands, Inc., a Minnesota corporation (the “Company”), and each purchaser listed on Schedule I hereto (each, an “Investor”).

Recitals

The Company is seeking to raise financing for its operations. The Investors desire to lend funds to the Company on the terms and conditions set forth in this Agreement.

Terms and Conditions

Accordingly, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Promissory Note.

(a)            Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Investor, and each Investor, severally and not jointly, hereby agrees to purchase from the Company, a convertible promissory note (each, a “Note”) in the principal amount set forth beside the Investor’s name on Schedule I (the “Loan Amount”), in substantially the form attached as Exhibit A.

(b)            USe of PRoceeds. The Company will use the proceeds for repayment of debt, general business purposes and working capital.

2.	Closing.

(a)            Closing. The closing of the sale and purchase of the Notes (the “Closing”) will be held on the date hereof or at such other time as the Company and the Investors shall agree, which in no event shall be later than the third business day following the date of this Agreement, subject to the condition set forth in Section 2(c) below.

(b)            Delivery. At the Closing under this Agreement, (i) each Investor purchasing a Note under this Agreement will deliver to the Company a check or wire transfer of funds in the amount of the Investor’s Loan Amount and (ii) the Company will issue and deliver to the Investor a Note in favor of the Investor in the principal amount of the Investor’s Loan Amount.

(c)            Concurrent Events. Prior to or concurrent with the Closing and as a condition to the obligations of the Investors to consummate the Closing (which may be waived in their sole discretion), (i) all conditions precedent to the closing of the transactions contemplated by that certain Purchase and Sale Agreement and Joint Escrow Instructions (Multi-State) dated December 20, 2022 by and between EP Properties, LLC, VVI Fulfillment Center, Inc., and Pontus Net Lease Advisors, LLC, as amended from time to time, have been satisfied other than the Closing and the Company shall close upon the sale of properties as set forth therein concurrent with the Closing, (ii) the Company (and all other applicable parties thereto) shall have entered into the Forbearance Agreement, Tenth Amendment to Loan and Security Agreement and Amendment to Fee Letter by and among the Company, ValueVision Interactive, Inc. ValueVision Retail, Inc., PW Acquisition Company, LLC, FL Acquisition Company, ValueVision Media Acquisitions, Inc., JWH Acquisition Company, sNorwell Television, LLC, 867 Grand Avenue LLC, Portal Acquisition Company, VVI Fulfillment Center, Inc., EP Properties, LLC, iMedia&123TV Holding GmbH and Siena Lending Group LLC, in each case, in the final forms provided to the Investors prior to the Closing and (iii) the Company (and all other applicable parties thereto) shall have entered into the Amendment Agreement Relating to Impulse Transaction by and among Emotion Invest GmbH & Co. KG, BE Beteiligungen Fonds GmbH & Co. geschlossene Investmentkommanditgesellschaft, Iris Capital Fund II, iMedia & 123tv Holding GmbH, the Company and 1-2-3.TV GmbH, in the final form provided to the Investors prior to the Closing.

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3.             Representations, Warranties, and Covenants of the Company. To induce the Investors to enter into this Agreement and to purchase the Notes, the Company hereby represents, warrants and covenants, as applicable, to the Investors as follows:

(a)            Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. “Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, or results of operations of the Company.

(b)           Authorization. All corporate action required to be taken by the Company’s board of directors and shareholders in order to authorize the Company to enter into this Agreement, and to perform its obligations under this Agreement has been taken or will be taken prior to the issuance of those equity securities. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the closing, and the issuance and delivery of the Notes has been taken or will be taken prior to the issuance of these securities. This Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)            Valid Issuance of Securities. The Notes, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement or the applicable securities, applicable state and federal securities laws and liens or encumbrances created by or imposed by an Investor. Assuming the accuracy of the representations of the Investors in this Agreement and subject to the filings described in SECTION 3(d), the Notes will be issued in compliance with all applicable federal and state securities laws. The capital stock of the Company issuable upon conversion of the Notes and upon exercise of the warrants issuable upon conversion of the Notes (the “Warrants”), when issued in compliance with the provisions of this Agreement, the Notes or the Warrants and the Company’s articles of incorporation, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement or the applicable securities, applicable federal and state securities laws and liens or encumbrances created by or imposed by an Investor. The form of Warrant is attached as Exhibit B.

(d)           Government Consents and Filings. Assuming the accuracy of the representations made by the Investors in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for (i) filings pursuant to Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, which have been made or will be made in a timely manner, and (ii) the filing of an amendment to the Company’s articles of incorporation to increase the authorized shares of common stock of the Company (“Common Stock”) in accordance with the terms and conditions of the Notes and this Agreement.

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(e)           Compliance with Other Instruments and Laws. The Company is not in violation or default of any provisions of its articles of incorporation or bylaws, or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreements and the consummation of the transactions contemplated by this Agreement will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any provision, instrument, judgment, order, writ, decree, contract or agreement of the Company, in each case as would have a material impact on the Company, or (ii) an event which results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

(f)            No Finder’s Fees. The Company represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(g)           Bad Actor Disqualification.

(i)            No Disqualification Events. With respect to Securities (as hereinafter defined) to be offered and sold hereunder in reliance on Rule 506 under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the transactions contemplated hereby, any beneficial owner of 20% or more of the Company's outstanding voting equity securities (calculated on the basis of voting power), nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of such sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i)–(viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investors a copy of any disclosures provided thereunder.

(ii)           Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Regulation D Securities.

(iii)          Notice of Disqualification Events. The Company will notify the Investors in writing, prior to any closing hereunder of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(h)           SEC Filings. As to each report, form, proxy statement and other document filed by the Company with the Securities and Exchange Commission since January 1, 2022 (the “SEC,” and the documents, the “Company SEC Documents”), the information contained therein as of the respective dates thereof, and as of the date hereof, did not and does not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided, that the Company has incurred losses in operating its business subsequent to the date of the Company’s most recent Quarterly Report on Form 10-Q.

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(i)            Shareholder Meeting. The Company shall use reasonable best efforts to hold an annual or special meeting of shareholders as promptly as practicable for the purpose of obtaining approval to increase the Company’s authorized shares of Common Stock in an amount sufficient to permit the issuance of shares of Common Stock upon maximum conversion of the Notes and maximum exercise of the Warrants, with the recommendation of the Company’s board of directors that such proposals are approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement. Notwithstanding the foregoing, if the Company shareholders do not approve the foregoing proposals at the Company’s next annual or special meeting of the shareholders (which is currently anticipated to be held in May 2023), the Company will continue to use reasonable best efforts to hold a subsequent special meeting of the shareholders as promptly as practicable thereafter to obtain the requisite shareholders approval for such proposals (and the Company will continue to use reasonable efforts to hold such special meetings until such requisite approval is so obtained).

(j)            Authorization of Shares underlying the Notes. As of the date hereof, there is a sufficient number of shares of Common Stock authorized under the Company’s articles of incorporation and otherwise unreserved to permit the Notes to convert into up to 5,680,936 shares of Common Stock in accordance with the terms and conditions thereunder. The Company agrees that such 5,680,936 shares of Common Stock have been reserved exclusively for issuance upon conversion of the Notes and that such shares shall remain so exclusively reserved until such shares have been issued upon conversion of the Notes or until the Notes cease to be convertible.

(k)           Share Reserve. The Company further agrees that all additional shares of Common Stock that become authorized after the date of this Agreement shall first be reserved as shares of Common Stock available exclusively for issuance upon conversion of the Notes and exercise of the Warrants until such time the Company has a sufficient reserve to cover all such conversions and exercises in full, and such reserved shares of Common Stock shall remain reserved until such time as all Notes have been fully converted and all Warrants fully exercised or until they cease to be convertible or exercisable by their respective terms. For the avoidance of doubt, unless the Company is in full compliance with the covenant in the preceding sentence and the last sentence of Section 3(j), the Company shall not reserve any additional shares of Common Stock that become authorized after the date of this Agreement for any other purposes, including as shares underlying equity incentive awards for issuance to any persons.

(l)            Stock Exchange Listing; Listing of Additional Shares. The Company shall use its reasonable best efforts to maintain the listing of the Common Stock on The Nasdaq Stock Market. The Company has filed a Listing of Additional Shares Notification with The Nasdaq Stock Market covering all of the shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants.

(m)          Form S-3 Eligibility. The Company is eligible to register the Shares and the shares issuable upon exercise of the Warrants for resale using Form S-3 promulgated under the Securities Act.

(n)           No Shareholder Approval. The Company has no reason to believe that the issuance of the Notes and the Warrants, and the shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants, will require approval of the Company’s shareholders, including, without limitation, pursuant to the rules and regulations of Nasdaq, except for the requisite shareholder approval of an increase in the number of authorized shares of Common Stock under the Company’s articles of incorporation to permit the maximum conversion of the Notes and maximum exercise of the Warrants in accordance with the terms and conditions thereunder.

4.             Representations of the Investors. To induce the Company to enter into this Agreement and to sell the Notes, each Investor, severally and not jointly (and as to itself only and not any other Investor), hereby represents and warrants to the Company as follows:

(a)           Authorization. The Investor has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Investor, will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

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(b)           Purchase for Own Account. This Agreement is made with the Investor in reliance upon the Investor’s representation to the Company, which by the Investor’s execution of this Agreement, the Investor hereby confirms, that the Notes and the securities issuable upon conversion of the Notes (the Notes (including upon exercise of the Warrants) (the Notes, the shares of Common Stock issuable upon conversion of the Notes, the Warrants and the securities issuable upon exercise of the Warrants, collectively, the “Securities”) to be acquired by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the Securities. By executing this Agreement, the Investor further represents that the Investor does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

(c)            Disclosure of Information; Sophistication. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Investor. The Investor and its advisors, if any, have had (i) the opportunity to review this Agreement, the Note and the Warrant form, and the filings made by the Company with the SEC available through the EDGAR filing system (at www.sec.gov), and has been afforded the opportunity to ask such questions of the Company as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment (including the opportunity to view the Company’s facilities); and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives, nor any knowledge of the Investor or any such advisors, whether obtained thereby or otherwise, shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. The Investor did not learn of the investment in the Securities as a result of any general solicitation or general advertising. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(d)           Restricted Securities. The Investor understands that the Securities have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein. The Investor understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Investor acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Investor’s control, and which the Company is under no obligation and may not be able to satisfy.

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(e)            Legends. The Investor understands that the Securities and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends (in substantially the form set forth below):

(i)             “THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.”

(ii)           Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities represented by the certificate so legended.

(f)            Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Investor satisfies the criteria indicated in the accredited investor questionnaire provided to the Company.

(g)           Foreign Investors. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(h)           No General Solicitation. Neither the Investor, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Securities.

(i)            Exculpation Among Investors. The Investor acknowledges that it is not relying upon any statement, representation or warranty made by any person, except for statements, representations and warranties contained in this Agreement, in making its investment or decision to invest in the Company. The Investor agrees that neither any Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable to any other Investor for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Securities.

(j)             Residence, Investment Decision. The Investor’s residence or principal place of business, and the location where the Investor made the decision to purchase the Notes, is in the state set forth in the Investor’s address provided to the Company.

(k)            No Finder’s Fees. Each Investor represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which each Investor or any of its officers, employees, or representatives is responsible.

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(l)            No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m)         No Bad Actor Disqualification Event. The Investor represents, after reasonable inquiry, that none of the “Bad Actor” disqualifying events described in Rule 506(d)(l)(i) to (viii) under the Securities Act (a “Disqualification Event”) is applicable to the Investor or any of its Rule 506(d) Related Parties (if any). “Rule 506(d) Related Party” means a person or entity that is a beneficial owner of the Investor’s securities for purposes of Rule 506(d).

(n)           Further Assurances. Each Investor agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with federal or state securities laws or other regulatory approvals.

5.	Registration Rights.

(a)	Registration. The Company shall:

(i)            file a registration statement with the SEC no later than 45 days after the Closing that registers for resale under the Securities Act the maximum number of shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants (collectively, the “Registrable Shares”) on Form S-1 or Form S-3 under the Securities Act (providing for shelf registration of such Registrable Shares under SEC Rule 415 to the extent possible) (each such registration statement, including any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statement being the “Resale Registration Statement”);

(ii)           cause such Resale Registration Statement to be declared effective as soon as practicable and in any event within 90 days of the filing thereof;

(iii)          not less than two calendar days prior to the filing of each such Resale Registration Statement or any related prospectus or any amendment or supplement thereto, furnish via email to each Investor copies of all such documents proposed to be filed (other than any document that is incorporated or deemed to be incorporated by reference therein);

(iv)          promptly prepare and file with the SEC such amendments and supplements to each such Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Resale Registration Statement continuously effective and free from any material misstatement or omission to state a material fact therein until termination of such obligation as provided below, subject to the Company’s right to suspend as set forth below;

(v)           furnish to each Investor such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Investor;

(vi)          file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by an Investor and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain effectiveness of each such Resale Registration Statement; provided, however, that the Company shall not be required in connection with this Section to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

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(vii)         upon notification by the SEC that a Resale Registration Statement will not be reviewed or is not subject to further review by the SEC, the Company shall within two trading days following the date of such notification request acceleration of such Resale Registration Statement (with the requested effectiveness date to be not more than two Trading Days later);

(viii)        upon notification by the SEC that a Resale Registration Statement has been declared effective by the SEC, the Company shall file the final prospectus under Rule 424 of the Securities Act (“Rule 424”) within the applicable time period prescribed by Rule 424 if required;

(ix)           advise each Investor promptly (and in any event within two trading days thereof):

(A)          of the effectiveness of a Resale Registration Statement or any post-effective amendments thereto;

(B)           of any request by the SEC for amendments to a Resale Registration Statement or amendments to the prospectus or for additional information relating thereto;

(C)           of the issuance by the SEC of any stop order suspending the effectiveness of a Resale Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

(D)           of the existence of any fact and the happening of any event that makes any statement of a material fact made in a Resale Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in a Resale Registration Statement or the prospectus in order to make the statements therein not misleading;

(x)           cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities by the Company are then listed;

(xi)         bear all expenses in connection with the procedures in paragraphs (i) through (x) of this Section and the registration of the Registrable Shares on each such Resale Registration Statement and the satisfaction of the blue sky laws of such states; and

(xii)        to the extent any Note or Warrant becomes convertible or exercisable for additional shares of Common Stock that are not covered by the Resale Registration Statement, the Company shall file an additional registration statement with the SEC no later than 45 days after the date of such occurrence registering for resale under the Securities Act all of the additional shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants issuable as of such date (collectively, the “Additional Registrable Shares”) on Form S-1 or Form S-3 under the Securities Act (providing for shelf registration of such Registrable Shares under SEC Rule 415 to the extent possible) and all of the provisions of Section 5 shall apply mutatis muntandis to such Additional Registrable Shares.

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(b)	Registration Rights Indemnification.

(i)             The Company agrees to indemnify and hold harmless each Investor and its respective affiliates, partners, members, officers, directors, agents and representatives, and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, a “Purchaser Party” and collectively the “Purchaser Parties”), to the fullest extent permitted by applicable law, from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which they may become subject (under the Securities Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in a Resale Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in a Resale Registration Statement and the Company will, as incurred, reimburse the Purchaser Parties for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon an untrue statement or omission or alleged untrue statement or omission made in a Resale Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor specifically for use in preparation of a Resale Registration Statement; provided further, however, that the Company shall not be liable to any Purchaser Party (or any partner, member, officer, director or controlling person of the Investor) to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i) (A) the Investor failed to send or deliver a copy of the final prospectus with or prior to, or the Investor failed to confirm that a final prospectus was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by the Investor to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, or (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or notified by the Company that such amended or supplemented prospectus has been filed with the SEC, in accordance with Rule 172 of the Securities Act, the Investor thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to or the Investor fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by the Investor to the person asserting the claim from which such Loss resulted.

(ii)            Each Investor (severally and not jointly) agrees to indemnify and hold harmless the Company and its officers, directors, affiliates, agents and representatives and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each a “Company Party” and collectively the “Company Parties”), to the fullest extent permitted by applicable law, from and against any Losses to which the Company Parties may become subject (under the Securities Act or otherwise), insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in a Resale Registration Statement (or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof), if, and only to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of a Resale Registration Statement, and the Investor will, as incurred, reimburse each Company Party for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section 5(b) be greater in amount than the dollar amount of the net proceeds received by the Investor upon its sale of the Registrable Shares included in the Resale Registration Statement giving rise to such indemnification obligation.

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(iii)           Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5(b), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expense of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(iv)          If the indemnification provided for in this Section 5(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds received by such indemnifying party upon the sale of such Registrable Shares.

(c)            Suspensions. Each Investor acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of a Resale Registration Statement until such time as an amendment to such Resale Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act. Each Investor hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Investor notice of the suspension of the use of said prospectus and ending at the time the Company gives the Investor notice that the Investor may thereafter effect sales pursuant to said prospectus; provided, that such suspension periods (“Allowable Grace Periods”) shall in no event exceed 60 days in any 12 month period and that, in the good faith judgment of the Board of Directors, the Company would, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto, in either case the disclosure of which would reasonably be expected to have a Material Adverse Effect.

(d)           Termination of Registration Rights. The obligations of the Company pursuant to Section 5 shall cease and terminate (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) as to each Investor for so long as (a) a Registration Statement with respect to the sale of such Registrable Shares is declared effective by the SEC under the Securities Act and such Registrable Shares have been disposed of by the Investor in accordance with such effective Registration Statement, (b) such Registrable Shares have been previously sold in accordance with Rule 144 promulgated under the Securities Act (or any successor to such rule), or (c) such Registrable Shares become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Company’s Transfer Agent (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any affiliate of the Company).

Loan Agreement	Page 10

(e)           Selling Securityholder Questionnaire. Each Investor (severally and not jointly) agrees to furnish to the Company a completed questionnaire in the form provided by the Company. The Company shall not be required to include the Registrable Shares of an Investor in a Registration Statement and shall not be required to pay any damages hereunder to the Investor if the Investor fails to furnish to the Company a fully completed Selling Holder Questionnaire at least three Business Days prior to the filing of the Registration Statement.

(f)            Facilitation of Sales Pursuant to Rule 144. For as long as any Investor holds Registrable Shares, to the extent it shall be required to do so under the Exchange Act, the Company shall use reasonable best efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) and submit all required Interactive Data Files (as defined in Rule 11 of Regulation S- T of the SEC), and shall use reasonable best efforts to take such further necessary action as any holder of Registrable Shares may reasonably request in connection with the removal of any restrictive legend on the Registrable Shares being sold, all to the extent required from time to time to enable such holder to sell the Registrable Shares without registration under the Securities Act within the limitations of the exemption provided by Rule 144.

6.             Lock-Up. For the period from the date hereof until the date that is the six (6) month anniversary of the Closing date, neither the Company nor any subsidiary thereof will sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of its capital stock or any securities convertible into or exercisable or exchangeable for shares of its capital stock, for the primary purpose of capital raising. For the avoidance of doubt, the foregoing shall not prohibit the (i) the issuance of securities pursuant to the Notes or the Warrants, (ii) grants of options, restricted stock units, performance stock units and other awards to purchase or receive shares of the Company’s capital stock under its equity compensation plans, (iii) any shares of the Company’s capital stock issued upon the conversion, exercise or settlement of outstanding warrants, options, restricted stock units performance stock units or other securities, including any purchases pursuant to an employee stock purchase plan or (iv) the issuance of any shares of capital stock or other equity securities in exchange for other securities of the Company.

7.	Miscellaneous.

(a)            Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the closings under this Agreement and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Investors or the Company.

(b)           Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The Company will not assign this Agreement (or any Note or Warrant) or any of its rights or obligations hereunder or thereunder without the express prior written consent of the holders of at least a majority of the then-outstanding principal amount of the Notes or securities issued upon conversion of the Notes except in connection with the sale of all or substantially all of its assets or a merger or similar transaction involving the Company (so long as the Company complies with its obligations with respect to the applicable “Fundamental Transaction” (as defined in the Notes and the Warrants) under the Notes and the Warrants). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Loan Agreement	Page 11

(c)            Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

(d)            Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including.pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(e)            Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f)             Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set provided to the Company or to the Company’s corporate headquarters in the case of the Company, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section. If notice is given to the Company, a copy (which shall not constitute formal notice) shall also be sent to Faegre Drinker Biddle & Reath LLP, 2200 Wells Fargo Center, 90 S. 7th Street, Minneapolis, MN 55402, Attention Jonathan Zimmerman, jon.zimmerman@FaegreDrinker.com.

(g)            Fees and Expenses. Each party shall pay its own expenses in connection with the matters contemplated by this Agreement.

(h)           Attorneys’ Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Agreement or the Securities, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

(i)            Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of (i) the Company and (ii) the holders of at least a majority of the then-outstanding principal amount of the Notes or securities issued upon conversion of the Notes. Any amendment or waiver effected in accordance with this Section shall be binding upon the Investors and each transferee of the Securities, each future holder of all such securities, and the Company.

(j)           Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

(k)            Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

Loan Agreement	Page 12

(l)             Entire Agreement. This Agreement (including the exhibits hereto), the Notes, the Warrants and the Board Observation Rights Agreement constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled. The “Board Observation Rights Agreement” means the board observer agreement between the Company and BSMF LLC dated as of the date hereof.

(m)           Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts located within the State of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal and state courts located within the geographic boundaries of the State of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(n)	Waiver of Conflicts; Other Acknowledgment.

(i)             Faegre Drinker. Each party to this Agreement acknowledges that Faegre Drinker Biddle & Reath LLP (“Faegre Drinker”), counsel for the Company, has in the past performed and may continue to perform legal services for certain of the Investors in matters unrelated to the transactions described in this Agreement, including the representation of such Investors in venture capital financings and other matters. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Faegre Drinker’s representation of certain of the Investors in such unrelated matters and to Faegre Drinker’s representation of the Company in connection with this Agreement and the transactions contemplated hereby.

(ii)           Wilson Sonsini. Each Investor has been represented by (or had the opportunity to be represented by) its own counsel in connection with this Agreement and the transactions contemplated hereby. Each party to this Agreement acknowledges that Wilson Sonsini Goodrich & Rosati, Professional Corporation represented only Olympus Capital Investments, LLC, an affiliate of OCI-VB, LLC, in connection with this Agreement and the transactions contemplated hereby and not any other Investor.

[Remainder of page intentionally left blank—signature page follows]

Loan Agreement	Page 13

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Investor:		iMedia Brands, Inc.

By:	/s/ Tim Peterman	By:	/s/ Tim Peterman
	Tim Peterman		Tim Peterman
Chief Executive Officer

☐	Pre-Funded Warrants
Number of Pre-Funded Warrants:
OR check box to receive entirely Pre-Funded
	Warrants in lieu of shares of Common Stock ☐	By:	/s/ J. Alex Wasserberger
J. Alex Wasserberger
General Counsel

Loan Agreement	Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Investor:		iMedia Brands, Inc.

By:	/s/ Benjamin Schrag	By:
	Benjamin Schrag		Tim Peterman
Chief Executive Officer

☒	Pre-Funded Warrants
Number of Pre-Funded Warrants:
OR check box to receive entirely Pre-Funded
Warrants in lieu of shares of Common Stock ☒

Loan Agreement	Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Investor:		iMedia Brands, Inc.

BSMF LLC

By:	/s/ Michael Frishberg	By:
	Michael Frishberg		Tim Peterman
Title:	Principal		Chief Executive Officer

☐	Pre-Funded Warrants
Number of Pre-Funded Warrants:
OR check box to receive entirely Pre-Funded
Warrants in lieu of shares of Common Stock ☐

Loan Agreement	Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Investor:		iMedia Brands, Inc.

OCI-VB, LLC

By:	/s/ Christopher W. Bodell	By:
	Christopher W. Bodell		Tim Peterman
	Authorized Representative		Chief Executive Officer

☐	Pre-Funded Warrants
Number of Pre-Funded Warrants:
OR check box to receive entirely Pre-Funded
Warrants in lieu of shares of Common Stock ☐

Loan Agreement	Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Investor:		iMedia Brands, Inc.
Invicta Media Investments, LLC

By:
Tim Peterman
By:	/s/ Eyal Lalo		Chief Executive Officer

Name:	Eyal Lalo

Title:	Owner

☒	Pre-Funded Warrants
Number of Pre-Funded Warrants:
OR check box to receive entirely Pre-Funded
Warrants in lieu of shares of Common Stock ☒

Loan Agreement	Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Investor:		iMedia Brands, Inc.

By:	/s/ Aaron Reitkopf	By:
	Aaron Reitkopf		Tim Peterman
Chief Executive Officer

☐	Pre-Funded Warrants
Number of Pre-Funded Warrants:
OR check box to receive entirely Pre-Funded
Warrants in lieu of shares of Common Stock ☐

Loan Agreement	Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Investor:		iMedia Brands, Inc.

By:	/s/ Michael Friedman	By:
	Michael Friedman		Tim Peterman
Chief Executive Officer

☒	Pre-Funded Warrants
Number of Pre-Funded Warrants:
OR check box to receive entirely Pre-Funded
Warrants in lieu of shares of Common Stock ☒

Loan Agreement	Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Investor:		iMedia Brands, Inc.

By:	/s/ Alan Aldworth	By:
	Alan Aldworth		Tim Peterman
Chief Executive Officer

☐	Pre-Funded Warrants
Number of Pre-Funded Warrants:
OR check box to receive entirely Pre-Funded
Warrants in lieu of shares of Common Stock ☐

Loan Agreement	Signature Page

Schedule I

Schedule of Investors

Investor	Loan Amount	Date of Note Issue
BSMF LLC Attention: Michael Frishberg 7 Harrison Street, 2N New York, NY 10013 Email: Frish1948@gmail.com	$1,665,000	April 10, 2023
Benjamin Schrag 270 Riverside Drive New York, NY 10025 Email: bschrag@gmail.com	$1,000,000	April 10, 2023
OCI-VB, LLC Attention: Christopher W. Bodell 19 Headquarters Plaza West Tower, 8th Floor Morristown, New Jersey 07960 Email: cbodell@olympuscapinv.com	$530,000	April 10, 2023
Tim Peterman Address of file with Company Email: tpeterman@imediabrands.com	$50,000	April 10, 2023
Invicta Media Investments LLC Address on file with Company Email: elalo@imediabrands.com	$105,000	April 10, 2023
Aaron Reitkopf Address on file with Company Email: areitkopf@imediabrands.com	$50,000	April 10, 2023
Michael Friedman Address on file with Company Email: mfriedman@imediabrands.com	$50,000	April 10, 2023
Alan Aldworth Address on file with Company Email: aaldworth@imediabrands.com	$50,000	April 10, 2023

Loan Agreement	Schedule I

Exhibit A

Form of Convertible Note

Loan Agreement	Exhibit A

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THIS CONVERTIBLE PROMISSORY NOTE AND THE OBLIGATIONS AND INDEBTEDNESS PAYABLE HEREUNDER ARE SUBORDINATED TO THE SENIOR INDEBTEDNESS (AS DEFINED BELOW) AS SET FORTH HEREIN.

IMEDIA BRANDS, INC.

Convertible Promissory Note

$[_________]	[____________ __],2023

1.           Promise to Pay. For value received, iMedia Brands, Inc., a Minnesota corporation (the “Company”), promises to pay to [ ___________________] (the “Investor”), at such place as the Investor may from time to time in writing designate to the Company, the principal sum of $[________], together with all accrued but unpaid interest thereon as set forth below.

2.           Loan Agreement. This Note is one of several notes (the “Notes”) issued by the Company pursuant to that certain Loan Agreement between the Company and the investors set forth on Schedule I thereto dated as of April 10, 2023 (the “Agreement”). All capitalized terms not otherwise defined herein having the meaning set forth in the Agreement. By acceptance of this Note, Investor expressly agrees, for the benefit of the present and future holders of such indebtedness, to be bound by the provisions of this Note and the Agreement.

3.           Payment Terms; Maturity. Interest on the unpaid principal balance of this Note will accrue at the rate of 7.75% per annum increasing to 15% per annum effective January 1, 2024 in the event this Note remains outstanding. Accrual of interest will commence on the date of this Note, will continue until this Note is fully paid, and will be payable in a single installment at maturity as set forth below. The interest rate will be computed on the basis of the actual number of days elapsed in a 365-day year. If not sooner converted as provided below, the entire unpaid principal balance, together with all accrued but unpaid interest, will be due and payable in cash on March 31, 2024 (the “Maturity Date”). The Company and the Investor expressly acknowledge and agree that the foregoing is subject to the terms and conditions of this Note, including, but not limited to, Section 5, 7 and Section 8. In the event this Note has not been converted to Common Stock and Warrants by the Maturity Date, the Company may not repay the principal amount of this Note or accrued interest upon this Note, in either case, without the consent of the holders of a majority of the then-outstanding principal amount of the Notes (the “Majority Investors”) . The Maturity Date of this Note and all of the other Notes may be extended, in their sole discretion, by the Majority Investors. All payments of interest and principal will be made in lawful money of the United States of America and will be made pro rata among all Investors, without any deduction by way of set-off, counterclaim, or otherwise. All payments will be applied first to interest and thereafter to principal. All payments will be made to the Investors at their respective addresses set forth in the Agreement or at such other address as is provided in writing to the Company.

4.           Unsecured Obligation. This Note represents an unsecured obligation of the Company. The Notes will rank equally with all other unsecured debt of the Company.

Convertible Promissory Note	Page 1

5.           Subordination.

(a)           This Note is deemed to be subordinated indebtedness under the Senior Debt Agreements and is subordinated and junior in right of payment, priority, collection and all other respects to the indefeasible payment in full in cash of all liabilities of the Company or any of its subsidiaries or parent entities under the Senior Debt Agreements, including, without limitation, all “Obligations” (as defined in the Siena Credit Agreement). No payment under this Note shall be payable or made until the Senior Indebtedness has been indefeasibly paid in full in cash and any commitment to make advances under the Siena Credit Agreement has terminated. No Investor will commence any action or proceeding against Company (or any of its subsidiaries or parent entities) to demand, collect or recover any payment under this Note not paid when due, and shall not join with any creditor in bringing or assisting or cooperating in any Proceeding (as defined below) against Company (or any of its subsidiaries or parent entities), unless and until the Senior Indebtedness is indefeasibly paid in full in cash and any commitment to make advances under the Siena Credit Agreement has terminated. This Section 5 is intended to constitute a “subordination agreement” under Section 510 of the United States Bankruptcy Code and shall be enforceable in any Proceeding and all references in this Section 5 to Company shall be deemed to apply to Company as debtor-in-possession and to any trustee or receiver for the estate of Company.

(b)           If any payment under this Note shall be received by any Investor at the time such payment is not permitted to be paid pursuant to this Section 5, then such payment shall be received, segregated and held in trust for, and shall be paid over by wire transfer of immediately available funds to the Senior Lender, to the extent necessary to pay all such Senior Indebtedness in full.

(c)           The provisions of this Section 5 shall continue in full force and effect notwithstanding (A) the commencement by Company (or any of its subsidiaries or parent entities) of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) Company’s (or any of its subsidiaries’ or parent entities’) consent to the entry of an order for relief in an insolvency case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Company (or any of its subsidiaries or parent entities) or for any substantial part of its property (any of the foregoing in clauses (A) and (B), a “Proceeding”), (C) the making by Company (or any of its subsidiaries or parent entities) of a general assignment for the benefit of creditors, (D) Company’s (or any of its subsidiaries’ or parent entities’) failure generally to pay its debts as they become due, or (E) the institution of a proceeding having jurisdiction in the premises seeking a decree or order for relief in respect of Company (or any of its subsidiaries or parent entities) in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Company (or any of its subsidiaries or parent entities) or for any substantial part of its property, or for the winding-up or liquidation of its affairs.

(d)           No right of Senior Lender to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Company (or any of its subsidiaries or parent entities) or by any act or failure to act, in good faith, by any Senior Lender or by any noncompliance by Company (or any of its subsidiaries or parent entities) with the terms, provisions and covenants of this Note. Without in any way limiting the generality of this Section 5 Senior Lender may, at any time and from time to time, without the consent of or notice to any Investor, and without impairing or releasing the subordination provided in this Section 5, do any one or more of the following: (I) change the manner, place or terms of payment or extend the time of payment of, or alter the Senior Indebtedness, or otherwise amend or supplement in any manner the Senior Indebtedness or any instrument evidencing the same or any agreement under which the Senior Indebtedness is outstanding, (II) release any person liable in any manner for the collection of the Senior Indebtedness, and (III) exercise or refrain from exercising any rights against Company and any other person.

Convertible Promissory Note	Page 2

(e)           Upon any refinancing of the Senior Indebtedness, the Investors agree, upon the request of the Company, or the Senior Lender and at the sole cost and expense of the Company, to execute and deliver such agreements, documents or instruments as may be reasonably requested by the Company, or the Senior Lender to ratify and confirm the provisions set forth in this Section 5 for the benefit of the creditors under such refinancing.

(f)            Each Investor and Company hereby acknowledges and agrees that this Section 5 is made expressly for the benefit of the Senior Lender, and the Senior Lender may enforce the provisions hereof as if they were parties hereto. Senior Lender is an intended and express third-party beneficiary of this Section 5. Notwithstanding anything to the contrary contained herein, none of the provisions of this Section 5 may be amended, supplemented, waived or otherwise modified without the prior written consent of the Senior Lender.

(g)           Each Investor agrees that this Note is, and shall at all times remain, unsecured by any lien. Without limiting the foregoing, in the event any Investor obtains any lien to secure all or any portion of this Note, such Investor (A) agrees that such lien shall be junior and subordinate in all respects to any and all liens that may secure the Senior Indebtedness, (B) shall not attempt to enforce any right or remedy available to it or otherwise take any enforcement action with respect to such lien, and (C) agrees that upon Senior Lender’s request, such Investor shall promptly execute and deliver any releases or other documents and agreements that any Senior Lender deems necessary to release all such liens.

(h)           In the event of any insolvency or bankruptcy case or Proceeding, or any receivership, liquidation, reorganization or other similar case or Proceeding in connection therewith, relative to Company (or any of its subsidiaries or parent entities) or its property, and in the event of any proceeding for voluntary liquidation, dissolution or other winding-up of Company (or any of its subsidiaries or parent entities), whether or not involving insolvency or bankruptcy proceedings, then the Senior Indebtedness shall first be indefeasibly paid in full in cash before any payment on account of this Note is made, and in such case or proceedings any payment or distribution of any kind or character, whether in cash or property or securities, that may be payable or deliverable in respect of this Note, shall be paid over to or delivered directly to the Senior Lender until such time as all Senior Indebtedness shall have been indefeasibly paid and satisfied in full in cash. If any Investor has not filed a claim or proof of claim in respect of the this Note as of ten (10) days before the expiration of time to file such a claim or proof of claim in such case or Proceeding, then the Senior Lender is hereby authorized (but not obligated) to prepare and file such a claim or proof of claim for or on behalf of such Investor.

(i)            “Siena Credit Agreement ” means the Loan and Security Agreement dated as July 30, 2021 by and among the Company and certain of its affiliates and the Senior Lender and certain other lenders party thereto (as may be amended, restated, amended and restated, supplemented or otherwise modified, renewed, refinanced or replaced from time to time).

(j)            “Senior Debt Agreements” means, collectively, the Siena Credit Agreement (and the other Loan Documents (as defined therein)) and any other documents evidencing Senior Indebtedness.

(k)           “Senior Indebtedness” means all (i) Obligations (as defined in the Siena Credit Agreement), and (ii) unless expressly subordinated to or made on a parity with the amounts due under this Note, all amounts due in connection with (x) other indebtedness of the Company to banks or other lending institutions regularly engaged in the business of lending money, (y) all other indebtedness secured by assets of the Company to the extent of such security, and (z) any other indebtedness or any issued in exchange for such Senior Indebtedness.

(l)             “Senior Lender” means Siena Lending Group LLC, its successors and assigns, and any other holder of Senior Indebtedness.

Notwithstanding the foregoing, (i) nothing in this Section 5 shall prohibit, impair or change any of the Company’s obligations to issue the Shares and the Warrants (or the securities issuable thereunder) in accordance with the terms herein and (ii) this Note will be pari passu with all other Notes with respect to right of payment and priority.

Convertible Promissory Note	Page 3

6.           Prepayment; Repayment. This Note may be prepaid (or repaid) by the Company only with the consent of (a) the Majority Investors at any time or (b) the holder of this Note at any time on or after December 31, 2023. At the time of prepayment (or repayment), if so permitted by the holder of this Note or the Majority Investors pursuant to the prior sentence, the Company will pay all accrued but unpaid interest on the portion of the principal balance prepaid (or repaid). Notwithstanding any other provision of this Note (other than Section 5), this Note may be repaid by the Company without the consent of the Majority Investors or the holder of this Note on or after December 31, 2025, provided that (i) the Company provides at least five business days prior written notice to the holder of this Note and (ii) such repayment is subject to Section 5.

7.           Mandatory Conversion. On such date that the Company has (i) amended its articles of incorporation to increase the Company’s authorized shares of Common Stock by at least 7,000,000 shares of Common Stock (as adjusted for any stock splits, stock combinations or similar transactions following the date hereof and prior to the Event Date) (and in any event the number of authorized and unreserved shares of Common Stock shall be increased so that the total number of authorized and unreserved shares of Common Stock is sufficient for the Notes to be converted into the maximum number of shares of Common Stock issuable in accordance with the terms of the Notes and for the Warrants to be exercised for the maximum number of shares of Common Stock issuable in accordance with the terms of the Warrants) (such authorized shares increase, the “Authorized Shares Increase”), (ii) either (A) entered into binding transaction documents in regards to (and closed the transactions contemplated thereby) either a new or refinanced asset-based lending facility (the “Refinancing”) on customary market terms for such an asset-based lending facility or (B) the Majority Investors determine, in their sole discretion, that the Company has made sufficient progress towards completion of the Refinancing and (iii) if applicable, received shareholder approval required pursuant to Nasdaq Marketplace Rule 5635 (for the avoidance of doubt, the Company will not be required to seek approval of the shareholders under Nasdaq Marketplace Rule 5635 for the purposes of allowing any shareholder’s beneficial ownership to exceed 19.99% of the outstanding shares of Common Stock) (such date that the conditions set forth in clauses (i), (ii) and (iii) have been satisfied, the “Event Date”), all of the outstanding principal and interest accrued to the Event Date shall, subject to the Beneficial Ownership Limitation (as defined below) (if applicable), be automatically converted into: (x) a number of shares of Common Stock (the “Shares”) determined by dividing all of the outstanding principal and interest accrued to the Event Date by $[___]1 and (y) the issuance of a Common Stock Purchase Warrant, in the form attached to the Agreement, to purchase a number of shares of Common Stock underlying such Common Stock Purchase Warrant determined by multiplying the number of Shares by 0.85. At the option of the holder of this Note, in lieu of receipt of Shares upon mandatory conversion pursuant to this Section or upon any optional conversion pursuant to Section 8, the Investor may request to receive all or any portion of the Shares in the form of a pre-funded warrant to purchase the number of Shares so elected, in the same form as the Warrants, but with an exercise price for the Warrants of $0.00001 per share and no expiration date.

1 Equal to the Nasdaq Minimum Price (or Nasdaq last closing bid price for directors) + $0.10625. [$0.57475 | $0.58625]

2 Equal to the Nasdaq Minimum Price (or Nasdaq last closing bid price for directors) + $0.10625. [$0.57475 | $0.58625]

Convertible Promissory Note	Page 4

8.             Optional Conversion.

(i)            At the option of the holder of this Note, at any time prior to the Authorized Shares Increase, any portion of this Note may be converted into: (A) a number of Shares determined by dividing the applicable principal amount and accrued interest of this Note being converted by $[___]2, up to a number of Shares equal to a number of shares of Common Stock that represents such holder’s proportionate share (determined by reference to such holder’s Loan Amount relative to all other Note holders’ Loan Amounts) of 5,680,936 shares of Common Stock (which represents the Company’s authorized and unreserved shares of Common Stock as of the date of this Note), and (B) a Common Stock Purchase Warrant, in the form attached to the Agreement, to purchase a number of shares of Common Stock underlying such Common Stock Purchase Warrant determined by multiplying the number of Shares received pursuant to clause (A) of this sentence by 0.85, with such Common Stock Purchase Warrant to be issued to such holder on the date of the Authorized Shares Increase. Any conversion of a portion of this Note effected under this clause shall be referred to as a “Pre-Authorized Optional Conversion”.

(ii)           At the option of the holder of this Note, at any time after the Authorized Shares Increase, any portion of this Note may be converted into: (A) a number of Shares determined by dividing the applicable principal amount and accrued interest of this Note being converted by $[___] 3 and (B) a Common Stock Purchase Warrant, in the form attached to the Agreement, to purchase a number of shares of Common Stock underlying such Common Stock Purchase Warrant determined by multiplying the number of Shares received pursuant to clause (A) of this sentence by 0.85. Any conversion of a portion of this Note effected under this clause shall be referred to as a “Post-Authorized Optional Conversion”.

(iii)         Following each Pre-Authorized Optional Conversion and Post-Authorized Optional Conversion, the aggregate principal amount of this Note shall be reduced by an amount equal to the applicable principal amount of this Note so converted in accordance with this Section 8. In order to effectuate a conversion under this Section, the holder of this Note shall submit a written notice to the Company, duly executed by such holder and accompanied by this Note, stating that such holder irrevocably elects to convert the applicable principal amount and accrued interest of this Note specified in such conversion notice and, in connection with such conversion, the Company shall issue the Shares and the Common Stock Purchase Warrants to such holder in accordance with this Section 8. If a portion of the principal amount of this Note is being converted, the Company shall issue a replacement Note to the holder of this Note representing the remaining principal amount of this Note that has not been converted.

9.             Fundamental Transaction. The Company shall not enter into or be party to a Fundamental Transaction (as defined in the form of Warrant attached to this Agreement) unless, at the option of the holder, (a) the successor entity assumes in writing all of the obligations of the Company under this Note in accordance with the provisions of this Section pursuant to written agreements in form and substance satisfactory to the holder and approved by the holder prior to such Fundamental Transaction, including agreements to deliver to the holder in exchange for such Note a security of the successor entity evidenced by a written instrument substantially similar in form and substance to the Note, including, without limitation, having a principal amount and interest rate equal to the principal amounts then outstanding and the interest rates of the Note held by the holder, having similar conversion rights as the Note and having similar ranking and security to the Note, and satisfactory to the holder or (b) at the option of the holder, the outstanding principal and interest on this Note is repaid in full or the Shares issuable upon conversion of this Note and the Warrants issuable hereunder, in each case, pursuant to Section 8 are so issued to the holder of this Note prior to the closing of any such Fundamental Transaction. Upon the occurrence of any Fundamental Transaction and in the event this Note is not repaid in full or the Shares and Warrants are so issued in accordance with the immediately preceding sentence, the successor entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the successor entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such successor entity had been named as the Company herein. Upon consummation of a Fundamental Transaction and in the event this Note is not repaid in full, the successor entity shall deliver to the holder confirmation that there shall be issued upon conversion or of this Note at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock and Warrants (or other securities, cash, assets or other property, which shall continue to be receivable thereafter) issuable upon the conversion or redemption of the Note prior to such Fundamental Transaction, such shares of the common equity (or their equivalent) of the successor entity which the holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Note been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of this Note), as adjusted in accordance with the provisions of this Note. Notwithstanding the foregoing, the holder of this Note may elect, at its sole option, by delivery of written notice to the Company to waive this Section to permit the Fundamental Transaction without the assumption of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.

3 Equal to the Nasdaq Minimum Price (or Nasdaq last closing bid price for directors) + $0.10625. [$0.57475 | $0.58625]

Convertible Promissory Note	Page 5

10.            Actions on Conversion. This Note will be deemed to have been automatically converted on the Event Date, and at such time the rights of the holder of this Note will cease and such holder will be treated for all purposes as the record holder of the Securities issuable upon conversion. As promptly as practicable after the Event Date, the holder of this Note will surrender this Note to the Company at its principal office for cancellation. As promptly as practicable after receipt of the Note, the Company will issue a certificate or certificates, or book entry notation, for the number of full Shares, as well as issue the Warrants, issuable upon conversion.

11.           Restriction on Transfer of The Note. Any sale or transfer of this Note must comply with the requirements contained in the Agreement.

12.           Collection Fees. If the principal and interest on this Note is not paid when due, and this Note has not been converted to equity securities of the Company, whether or not collection is initiated by any judicial proceeding, or this Note is placed in the hands of an attorney for collection, the Company must pay, in addition to all other amounts owing hereunder, all court costs and reasonable attorney’s fees incurred by the Investor in connection therewith.

13.            Events of Default.

(a)           Automatic Event of Default. The entire unpaid principal balance, together with accrued and unpaid interest thereon, will become immediately due and payable upon the insolvency of the Company, the execution by the Company of a general assignment for the benefit of creditors, the filing by or against the Company of a petition in bankruptcy or any petition for relief under the Federal Bankruptcy Act, or the appointment of a receiver or trustee to take possession of the property or assets of the Company.

(b)           Optional Event of Default. The entire unpaid principal balance, together with accrued and unpaid interest thereon, will become immediately due and payable upon the declaration of the Majority Investors and written notice to the Company upon any of the following:

(i)           the Company fails to timely pay any of the principal amount due under this Note on the date the principal becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable, and such failure is not remedied within five days of notice of payment to the Company by the Majority Investors; or

(ii)           the Company defaults in its performance of, or breaches, any covenant under the Agreement, and such failure is not remedied within five days of notice of non-performance or breach to the Company by the Majority Investors or the Company breaches, in any material respect, any representation and warranty made by the Company under the Agreement.

14.            No Rights or Liabilities as Holder of Equity Interests. This Note does not of itself entitle the Investor to any voting rights or other rights as a holder of equity interests in the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Investor, shall cause the Investor to be a holder of Shares or warrants in the Company for any purpose.

Convertible Promissory Note	Page 6

15.           Amendments and Waivers. Any term of this Note may be amended, terminated or waived only with the written consent of the Company and the Majority Investors. Any amendment or waiver effected in accordance with this Section shall be binding upon each of the Notes and each of the Investors and each transferee of the Notes and the Company.

16.           Waiver of Notice, Protest and Demand. The Company hereby waives presentment for payment, notice of nonpayment, protest, notice of protest, and all other notices, filing of suit and diligence in collecting the amounts due under this Note and agrees to not require the Investor to first initiate any suit or exhaust its remedies against any other person or parties in order to enforce payment of this Note.

17.           Titles and subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

18.           Governing law. This Note and any controversy arising out of or relating to this Note shall be governed by and construed in accordance with the provisions set forth in the Agreement, including the governing law and dispute resolution provisions set forth therein.

19.           Electronic Signatures. Signatures may be delivered via facsimile, electronic mail (including.pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Convertible Promissory Note	Page 7

20.           Beneficial Ownership Limitations. Capitalized terms used in this Section and not otherwise defined in this Note shall have the meanings set forth in the form of Warrant attached to the Agreement. The Company shall not effect any conversion of this Note, and a holder of this Note shall not have the right to convert any portion of this Note, pursuant to Sections 7 or 8 or otherwise, to the extent, and only to the extent, that after giving effect to such conversion, the holder of this Note (together with such holder’s Affiliates, and any other Persons acting as a group together with the holder of this Note or any of such holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own shares of Common Stock in excess of the Beneficial Ownership Limitation (for the avoidance of doubt, a conversion of this Note may be effected up to the Beneficial Ownership Limitation subject to the other requirements of this Note). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the holder of this Note and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Note beneficially owned by the holder of this Note or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder of this Note or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the holder of this Note that the Company is not representing to the holder of this Note that such calculation is in compliance with Section 13(d) of the Exchange Act and the holder of this Note is solely responsible for any schedules required to be filed in accordance therewith and the calculations required under this Section. To the extent that the limitation contained in this Section applies, the determination of whether this Note is convertible (in relation to other securities owned by the holder of this Note together with any Affiliates and Attribution Parties) and of which portion of this Note is convertible shall be in the sole discretion of the holder of this Note, and the acceptance of the issuance of the Shares and Warrants shall be deemed to be such holder’s determination of whether this Note is convertible (in relation to other securities owned by such holder together with any Affiliates and Attribution Parties) and of which portion of this Note is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section, in determining the number of outstanding shares of Common Stock, the holder of this Note may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the holder of this Note, the Company shall within one Trading Day confirm orally and in writing to the holder of this Note the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the holder of this Note or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by the holder of this Note prior to the issuance of this Note, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The holder of this Note, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 20, provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the holder and the provisions of this Section shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. In the event that the issuance of shares of Common Stock and Warrants to the holder of this Note upon conversion of this Note results in the holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Beneficial Ownership Limitation of the number of shares of outstanding Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Beneficial Ownership Limitation (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the holder shall not have the power to vote or to transfer the Excess Shares. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Note in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the holder for any purpose including for purposes of Section 13(d) of the Exchange Act. No prior inability to convert this Note pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility The provisions of this Section shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section to correct this Section (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section shall apply to a successor holder of this Note. This provision shall not restrict the number of shares of Common Stock which the holder of this Note may receive or beneficially own in order to determine the amount of securities or other consideration that such holder may receive in the event of a Fundamental Transaction. This restriction may not be waived without shareholder approval.

Convertible Promissory Note	Page 8

21.          Stock Dividends and Splits. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case all prices set forth in Sections 7 and 8 of this Note shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and all references to 5,680,936 shares of Common Stock (or other references to shares of Common Stock) shall be proportionately adjusted. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

[Remainder of page intentionally left blank—signature page follows]

Convertible Promissory Note	Page 9

IN WITNESS WHEREOF, the Company has caused this Note to be signed by its duly authorized officer and to be dated as of the date first written above.

iMedia Brands, Inc.

By:
Tim Peterman
Chief Executive Officer

Promissory Note	Signature Page

Exhibit B

Form of Warrant

Loan Agreement	Exhibit B

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

IMEDIA BRANDS, INC.

COMMON STOCK PURCHASE WARRANT

Issue Date:	[ ● ]
Initial Exercise Date:	[ ● ]
Holder:	[ ● ]
Initial Warrant Shares:	[ ● ]

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received the holder named above or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issue Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on [ ● ]1 (the “Termination Date”) but not thereafter, to subscribe for and purchase from iMedia Brands, Inc., a Minnesota corporation (the “Company”), up to the number of Initial Warrant Shares set forth above (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

1.     Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the reasonable fees and expenses of which shall be paid by the Company.

“Commission” means the United States Securities and Exchange Commission.

1 5 years from the date of issue

Warrant	Page 1

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Registration Statement” means the effective registration statement on Form S-1 or Form S-3 to be filed with Commission, including all information, documents and exhibits filed with or incorporated by reference into such registration statement, as amended from time to time, which registers the resale of the Warrant Shares, and includes any Rule 462(b) Registration Statement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiaries” means the subsidiaries of the Company set forth on Exhibit 21.1 to the Company’s most recently filed Annual Report on Form 10-K and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means EQ Shareowner Services and any successor transfer agent of the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company and reasonably acceptable to the Holders of a majority in interest of the Warrants then outstanding, the reasonable fees and expenses of which shall be paid by the Company.

“Warrants” means this Warrant and other Common Stock purchase warrants issued by the Company upon conversion of those certain convertible promissory notes issued pursuant to that certain loan agreement, dated as of April 10, 2023, among the Company and the investors named therein (the “Purchase Agreement”).

Warrant	Page 2

2.              Exercise.

(a)           Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e- mail attachment) of the Notice of Exercise in the form attached hereto as Annex A (the “Notice of Exercise”). Within the earlier of (i) two Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank, in either case in immediately available funds, unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. The Company shall have no obligation to inquire with respect to or otherwise confirm the authenticity of the signature(s) contained on any Notice of Exercise nor the authority of the person so executing such Notice of Exercise. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b)           Exercise price. The exercise price per share of Common Stock under this Warrant shall be $0.55, subject to adjustment hereunder (the “Exercise Price”).

(c)           Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)   =   as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two hours thereafter (including until two hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

Warrant	Page 3

(B)   =   the Exercise Price of this Warrant, as adjusted hereunder; and

(X)   =   the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c).

(d)          Mechanics of Exercise.

(i)     Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company’s transfer agent is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) this Warrant is being exercised via cashless exercise and the Warrant Shares may be resold without respect to the volume limitations of Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that the Company shall have received payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $5 per Trading Day (increasing to $10 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of the delivery of the Notice of Exercise.

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(ii)      Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares remaining available under this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii)     Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(iv)    Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than any failure solely due to any action or inaction by the Holder with respect to such exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy- In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver, but did not timely deliver, to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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(v)      No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round down to the next whole share.

(vi)     Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided,  however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the assignment form attached hereto as Annex B (the “Assignment Form”) duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

(vii)    Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

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(e)            Beneficial Ownership Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent, and only to the extent, that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below) (for the avoidance of doubt, an exercise of this Warrant may be effected up to the Beneficial Ownership Limitation subject to the other requirements of this Warrant). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith and the calculations required under this Section 2(e). To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this Section 2(e) shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this Section 2(e) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 2(e) shall apply to a successor holder of this Warrant. This provision shall not restrict the number of shares of Common Stock which the holder of this Note may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction. This restriction may not be waived without shareholder approval.

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3.             Certain Adjustments.

(a)       Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)       Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time while this Warrant is outstanding the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation); provided, that such Purchase Right shall terminate on, and shall not be held in abeyance for any period subsequent to the Termination Date.

(c)       Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation); provided, that such Purchase Right shall terminate on, and shall not be held in abeyance for any period subsequent to the Termination Date.

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(d)       Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person (other than for the purpose of changing the Company’s name and/or the jurisdiction of incorporation of the Company or a holding company for the Company), (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of the outstanding equity securities of the Company having voting power, including the power to vote on the election of directors of the Company, are permitted to sell, tender or exchange their securities for other securities, cash or property and has been accepted by the holders of the outstanding securities representing more than 50% of the aggregate voting power, including the power to vote on the election of directors of the Company, of the issued and outstanding equity securities of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires securities representing more than 50% of the aggregate voting power, including the power to vote on the election of directors of the Company, of the issued and outstanding equity securities of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall require any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(d) prior to such Fundamental Transaction and shall deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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(e)            Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(f)            Notice to Holder.

(i)           Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii)            Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (and all of its Subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email or other address as it shall appear upon the Warrant Register of the Company, at least five calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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4.             Transfer of Warrant.

(a)           Transferability. Any sale or transfer of this Warrant and the Warrant Shares must comply with the requirements contained in the Purchase Agreement. Neither this Warrant nor the Warrant Shares have been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act. The Holder understands that this Warrant and the Warrant Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Holder must hold this Warrant and the Warrant Shares indefinitely unless it is registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Holder acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Warrant and the Warrant Shares, and on requirements relating to the Company which are outside of the Holder’s control, and which the Company is under no obligation and may not be able to satisfy.

(b)           New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c)           Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

5.             Miscellaneous.

(a)            No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i), in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b)           Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

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(c)           Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

(d)           Authorized Shares.

The Company covenants that, effective as of immediately upon the Company’s amendment of its articles of incorporation to increase the authorized shares of common stock by at least 7,000,000 shares, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value and (ii) take such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant.

(e)           Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and, by accepting this Warrant, the Holder each agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against the Company or the Holder or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. The Company and, by accepting this Warrant, the Holder each hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. The Company and, by accepting this Warrant, the Holder each hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to it at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If the Company or the Holder shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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(f)            Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(g)           Nonwaiver and expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h)           Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by email or sent by a nationally recognized overnight courier service, addressed to the Company, at 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Chief Financial Officer, email address: provided separately, or such other email address or address as the Company may specify for such purposes by notice to the Holder. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by email, or sent by a nationally recognized overnight courier service addressed to the Holder at the email address or address of the Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via email at the email address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via email at the email address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided by the Company hereunder constitutes, or contains, material, non-public information regarding the Company or any subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

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(i)            Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j)            Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k)           Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by such Holder.

(l)            Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the holders of at least a majority of the Common Stock issuable upon the exercise of the then outstanding Warrants (determined without giving effect to Section 2(e) of the Warrants); provided such modification, amendment or waiver applies to all of the then outstanding Warrants.

(m)          Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n)           Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(o)           Electronic Signatures. Signatures may be delivered via facsimile, electronic mail (including.pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

iMedia Brands, Inc.

By:
Tim Peterman
Chief Executive Officer

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Annex A

NOTICE OF EXERCISE

TO:       IMEDIA BRANDS, INC.

(1) The undersigned hereby elects to purchase __________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

Annex B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, _________________

Holder’s Signature:

Holder’s Address: